U.S. Securities and Exchange Commission
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)  March 5, 2001


                                 RENTECH, INC.
            (Exact name of registrant as specified in its charter)

  Colorado                      0-19260                       84-0957421
  (State of incorporation)      (Commission File Number)   (IRS Employer
                                                      Identification No.)

  1331 17th Street, Suite 720, Denver, Colorado 80202              80202
  (Address of principal executive offices)                     (Zip Code)

                                (303) 298-8008
            (Registrant's telephone number, including area code)

                                     N/A
       (Former name or former address, if changed since last report)


  Item 5.  Other Events.

       Rentech has completed its initial studies on converting industrial off-gases into liquid hydrocarbons through use of its gas-to-liquids process. The studies were performed under contracts of October 2000 for two separate chemical manufacturers. Rentech undertook these assignments with the aid of Jacobs Engineering UK Ltd., a subsidiary of Jacobs Engineering Group, an international engineering and construction company.

       The major chemical manufacturer that contracted for one of the studies has notified Rentech that the chemical company's contract officers have recommended proceeding with the project. They intend to ask headquarters management for approval to move to the next stage. If approved, the second phase of this study would focus on obtaining more precise estimates of the capital costs and further definition of the economics of the proposed GTL plant that would use Rentech's GTL technology.





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       The major chemical company expects that management will consider the recommendation to proceed for several months. If the additional study is approved, Rentech believes that construction of a plant to use its GTL technology could be underway by the end of 2002.

       Rentech believes that using industrial off-gas as feedstock for its GTL process presents several advantages over using natural gas. The purchase price of natural gas is currently relatively high, and the market price is subject to fluctuations that do not apply to industrial off-gas, for which there is no market. The advantages include lower construction costs to add a GTL plant that uses Rentech's technology to an existing industrial gas plant than the costs of a new, stand-alone GTL plant to use natural gas. Use of the industrial off-gas to produce clean diesel fuels and other useful products also provides an alternative solution for lowering greenhouse gas emissions and changing the industrial off-gas from a source of pollution into a stream of environmentally clean products.

       Certain portions of this release may contain forward-looking statements within the meaning of the federal securities laws. Any number of important factors could cause actual results to differ materially from those in the forward-looking statements. These include market acceptance of Rentech's GTL technology, availability of necessary financing, ability to economically construct, retrofit and operate plants using the technology, and profitable marketing of the liquid hydrocarbon products. For more information concerning factors that could cause such a difference, see the Company's annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Although Rentech believes its statements to be reasonable, investors are cautioned that such forward-looking statements involve risk and uncertainties. Rentech undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.



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                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RENTECH, INC.



                                 By:  (signature)
                                      ------------------------------------
                                      Dennis L. Yakobson, President
  Date:  March 8, 2001